EXHIBIT 10.9

               AMENDMENT TO COMMERCIAL LOAN AND SECURITY AGREEMENT

          THIS IS AN AMENDMENT TO COMMERCIAL LOAN AND SECURITY AGREEMENT made this 1st day of October, 2001, by and among:

          NATIONAL RECOVERY LIMITED PARTNERSHIP, a limited partnership having its place of business at 27 Mischa Hill Road, Trumbull, Connecticut 06611 (hereinafter referred to as the "Lender"), TANGIBLE COLLECTIBLES, INC., a Delaware corporation with a place of business at 3444 Via Lido, Newport Beach, California 92663 (hereinafter referred to as the "Borrower") and TANGIBLE ASSET GALLERIES, INC. a Nevada corporation with a place of business at 3444 Via Lido, Newport Beach, California 92663 (hereinafter referred to as the "Corporate Guarantor"), and SILVANO DIGENOVA AND EVE DIGENOVA, whose address is 3444 Via Lido, Newport Beach, California 92663 (herein after referred to as "Individual Guarantors") (hereinafter sometimes referred to collectively as the "Guarantors").

          THE PARTIES HERETO DO HEREBY AGREE AS FOLLOWS:

Section 1. Applicability of Commercial Loan and Security Agreement to $375,000
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           Note
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          The parties agree that their Commercial Loan and Security Agreement dated November 10, 2000 shall be fully applicable to, and shall govern in all respects, their respective rights and obligations with respect to the Commercial Demand Note for $375,000 of even date herewith ("$375,000 Note"), attached hereto as Exhibit A.

Section 2. Waiver.
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          The parties agree that Section 4.2 of the Commercial Loan and Security Agreement proscribing further borrowing by Borrower during the term thereof shall be waived with respect to this transaction only.

Section 3. Fee to Lender.
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          In addition to interest, fees and other charges provided for in the $375,000 Note, Borrower shall pay Lender a fee of three (3.0) percent of the Loan Amount thereunder upon funding of the Loan.

IN WITNESS WHEREOF, each of the parties hereto has executed this Agreement on the day first above mentioned.

SIGNED, SEALED AND DELIVERED
IN THE PRESENCE OF:
                                      BORROWER:
                                      Tangible Collectibles, Inc.

                                      BY: /S/ Silvano DiGenova
                                          ---------------------------------
                                          Silvano DiGenova
                                          Its Chairman, Duly Authorized

                                      BY: /S/ Michael R. Haynes
                                          ---------------------------------
                                          Michael R. Haynes
                                          Its President, Duly Authorized

                                      GUARANTORS:

                                      Tangible Asset Galleries, Inc.

                                      BY: /S/ Silvano DiGenova
                                          ---------------------------------
                                          Silvano DiGenova
                                          Its Chairman, Duly Authorized

                                      BY: /S/ Michael R. Haynes
                                          ---------------------------------
                                          Michael R. Haynes
                                          Its President, Duly Authorized

                                      BY: /S/ Eve DiGenova
                                          ---------------------------------
                                          Eve DiGenova
                                          Individually

                                          Silvano DiGenova
                                          Individually

                                      LENDER
                                      National Recovery Limited Partnership

                                      BY: /S/
                                          ---------------------------------
                                          Carl J. Fusco
                                          Its: General Partner

                                  SCHEDULE "A"

                             COMMERCIAL DEMAND NOTE
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$375,000.00                NEWPORT BEACH, CALIFORNIA             OCTOBER 1, 2001

          FOR VALUE RECEIVED, ON DEMAND, THE UNDERSIGNED, (hereinafter referred to as "maker") promises to pay to the order of NATIONAL RECOVERY LIMITED PARTNERSHIP (hereinafter referred to as "Lender"), at its main office at 27 Mischa Hill Road, Trumbull, Connecticut 06611, or at such other place as the Lender shall from time to time designate in writing, ON DEMAND the principal sum of THREE HUNDRED SEVENTY FIVE THOUSAND DOLLARS AND NO CENTS ($375,000.00) with interest from the date hereof, computed on a 360 day year, on so much of said principal sum as shall from time to time be outstanding, at the interest rate of thirteen and ninety nine one hundredths percent (13.99%) per annum together with all taxes assessed or enforced against said payee or other holder of this Note upon said sum or this Note, and all its reasonable costs, expenses and attorney's fees incurred or charged in any action or proceeding for collection of said debt or in any litigation arising from or concerning said debt or in foreclosing or otherwise recovering on any mortgage or security interest securing said debt or in protecting or sustaining the lien and/or priority of any such mortgage or security interest. Said interest shall be payable at the aforesaid rate, or at the rate in effect as hereinafter provided, whether before or after maturity, by acceleration or otherwise, or whether or not judgment has been obtained, and after judgment, on the full amount of said judgment, at the greater of the legal rate or the rate then in effect hereunder.

          From the date hereof interest on the daily outstanding principal balance for the actual number of days elapsed in each payment period shall be due and payable in monthly payments in arrears commencing November 1, 2001 and continuing on the 1st day of each month thereafter until the entire outstanding principal balance and accrued and unpaid interest thereon has been paid in full. All principal and interest evidenced by this Note, if not sooner paid, or demanded, shall be due and payable on January 1, 2002 without the necessity of demand or notice. All payments of principal or interest shall be considered received by Lender upon receipt of good funds as defined by Lender's financial depository.

          This Note is subject in all respects to the terms and conditions of a certain Loan and Security Agreement of November even date by and among, inter alia, Maker and Lender (the "Loan Agreement"), including without limitation Events of Default as defined therein.

          It is agreed that time is of the essence of this Note, and that in the event of default in the payment of any such installment of principal and/or interest for a period of five (5) days after the same is due and payable or upon default under any of the terms, conditions and/or provisions contained in this note or upon the occurrence of an Event of Default under the Loan Agreement, then, and in any of said events, the unpaid remaining principal balance of this indebtedness together with all accrued and unpaid interest thereon and all other amounts due hereunder shall immediately become due and payable, at the option of Lender without the necessity for demand or notice; and any failure to exercise said option shall not constitute a waiver of the right to exercise the same at any other time. If any such default shall occur, then, interest shall accrue, on and after the first day of said default, for the period for which any such payment was due, and during such period of five (5) days or other expired applicable cure period, and at all times while such default continues, on all principal and due and unpaid interest, at a rate three (3%) percent per annum higher than the rate above stated and said interest shall be due and payable on the first day of each month while any such default exists.

          Maker shall pay a late charge equal to five (5%) percent of any installment not paid within five (5) days of the due date thereof.

          Maker reserves the right to prepay this note in full or in part at any time without any prepayment penalty.

          Any deposits, securities or other property of the Maker, (exclusive of deposits, securities or other property held by the undersigned in a fiduciary capacity for the benefit of others) which are at anytime within Lender's possession or control may be held and treated as collateral security for the payment of this note, and Lender shall have a lien thereon and right to setoff the same against any sums due hereunder.

          Notwithstanding any provisions of this Note, in the event that the rate of interest charged hereunder shall at any time exceed the maximum rate allowed by law, the interest rate payable hereunder shall be deemed to be the maximum rate allowed by law and any payments in excess of the maximum rate allowed by law shall be deemed principal payments and applied against the principal balance hereof.

          The Maker hereby agrees that the loan evidenced by the within note is a "commercial transaction" as defined by the Connecticut General Statutes as amended.

          Upon failure to pay the indebtedness secured hereby in full at maturity, whether stated or by acceleration, Holder is authorized and empowered to sell the whole or any part of the Collateral then held by it in such manner as Holder sees fit and is consistent with applicable law. Sale of part of the Collateral shall not exhaust Holder's power of sale, but sales may be made from time to time until all the Collateral is sold, or until the debts hereby secured are paid in full. Holder shall receive the proceeds of such sale or sales and shall apply those proceeds in the order stipulated in the relevant provisions of the Connecticut Uniform Commercial Code. If this Note is placed in the hands of an attorney for collection or is collected in whole or in part through any judicial or arbitrial proceedings, Obligor agrees to pay Holder's attorney's fees and costs.

          THE MAKER AND EVERY ENDORSER HEREBY WAIVES ALL RIGHTS TO NOTICE AND PRIOR COURT HEARING OR COURT ORDER IN CONNECTION WITH ANY AND ALL PREJUDGMENT REMEDIES THE HOLDER HEREOF MAY BECOME ENTITLED TO BY VIRTUE OF ANY DEFAULTS OR PROVISIONS OF THE NOTE SECURING THE SAME.

          THE MAKER AND EVERY ENDORSER WAIVES A TRIAL BY JURY IN ANY ACTION WITH RESPECT TO THIS NOTE AND AS TO ANY ISSUE ARISING RELATING TO THIS NOTE OR TO THE INSTRUMENTS SECURING THIS NOTE.

          TO INDUCE LENDER TO ENTER INTO THE COMMERCIAL LOAN TRANSACTION EVIDENCED BY THIS NOTE AND SECURITY AGREEMENT, MAKER AGREES THAT THE SAID TRANSACTION IS COMMERCIAL AND NOT A CONSUMER TRANSACTION AND WAIVES ANY RIGHT OF MAKER TO NOTICE AND HEARING, JURY TRIAL AND THE POSTING OF BOND BY LENDER UNDER CHAPTER 903(A) OF THE CONNECTICUT GENERAL STATUTES, REVISION OF 1958 AS AMENDED, OR OTHER STATUTE OR STATUTES AFFECTING PREJUDGMENT REMEDIES AND AUTHORIZED LENDER'S ATTORNEY TO ISSUE A WRIT FOR PREJUDGMENT REMEDIES AND AUTHORIZED LENDER'S ATTORNEY TO ISSUE A WRIT FOR PREJUDGMENT REMEDY WITHOUT A COURT ORDER PROVIDED THE COMPLAINT SHALL SET FORTH A COPY OF THIS WAIVER.

Presentment, protest and notice are hereby waived.

                                             TANGIBLE COLLECTIBLES, INC.

                                             By:  _____________________________
                                                  Silvano DiGenova
                                                  Its Chairman, Duly Authorized

                                             By:  _____________________________
                                                  Michael R. Haynes
                                                  Its President, Duly Authorized